UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021 (April 27, 2021)

Ceridian HCM Holding Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CDAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ceridian HCM Holding Inc. (the “Company” or “Ceridian”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2021. As of the March 1, 2021 record date (the “Record Date”), there were 146,775,771 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. In addition, the holder of the share of special voting preferred stock (“Special Voting Share”) was entitled to cast a number of votes at the Annual Meeting equal to the number of shares of Common Stock issuable upon exchange of the exchangeable shares of Ceridian AcquisitionCo ULC (the “Exchangeable Shares”) then outstanding as of the Record Date. As of the Record Date, the Exchangeable Shares outstanding were exchangeable for 2,038,993 shares of Common Stock.

In total, 146,775,771 shares of Common Stock together with 2,038,993 Exchangeable Shares then represented by the Special Voting Share were outstanding as of the Record Date, constituting 148,814,764 votes represented by the outstanding shares of the Common Stock and Exchangeable Shares (“Voting Stock”). 136,455,862 shares of Voting Stock were represented at the Annual Meeting (in person or by proxy), constituting 91.69% of the outstanding shares entitled to vote and a quorum to conduct business at the Annual Meeting.

At the Annual Meeting, stockholders of the Company (1) approved the election of David D. Ossip, Andrea S. Rosen, and Gerald C. Throop as Class III directors, each to serve for a term of three years ending at Ceridian’s 2024 Annual Meeting of Stockholders; (2) approved the de-classification of the board of directors and the adoption of the Fourth Amended and Restated Certificate of Incorporation; (3) did not approve the advisory, non-binding vote on the compensation of Ceridian’s named executive officers; and (4) ratified the appointment of KPMG LLP as Ceridian’s registered public accounting firm for the fiscal year ending December 31, 2021.

The final voting results of the Voting Stock are set forth below:

	For	Withhold/Abstain	Broker Non-Votes
Proposal One – Election of Three Class III Directors:
David D. Ossip	132,469,297	2,787,199	1,199,366
Andrea S. Rosen	134,094,765	1,161,731	1,199,366
Gerald C. Throop	99,519,787	35,736,709	1,199,366

	For	Against	Abstain	Broker Non-Votes
Proposal Two – Approval of the Fourth Amended and Restated Certificate of Incorporation	135,238,347	4,384	13,765	1,199,366

	For	Against	Abstain	Broker Non-Votes
Proposal Three – Advisory Vote on the Compensation of Ceridian’s Named Executive Officers	34,840,829	98,597,372	1,818,295	1,199,366

	For	Against	Abstain
Proposal Four – Ratification of KPMG LLP, as Ceridian HCM Holding Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2021	133,988,552	2,412,265	55,045

Regarding Ceridian’s other directors (i) each of Brent B. Bickett, Ronald F. Clarke, and Ganesh B. Rao continue to serve as a director for a term ending at Ceridian’s 2022 Annual Meeting of Stockholders and (ii) each of Deborah A. Farrington, Thomas M. Hagerty, and Linda P. Mantia continue to serve as a director for a term ending at Ceridian’s 2023 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN HCM HOLDING INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary

Date: April 30, 2021